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                 EXHIBIT  I

RBB BANK AG

RBB Bank Aktiengesellschaft
Burgring 16, 8010 Graz

Tel. 011-43/316/8072-354
Fax  011-43/316/8072-392

From:   Herbert StrauB
To:     Spintek Gaming Technology
Attn-:	Gary Coulter, Chairman & CEO      001-702-263-3680
Copies to:      Jack Canouse              001-404-816-7837
        Malcolm C. Davenport              001-706-643-4568
        Edward Brown, Esq.                001-404-681-1046
        Steve Cunningham, Esq.            001-404 817-6050
Date:	01-05-1998

Dear Sirs,

Please convert 500 of the 5,884 preferred shares owned by RBB Bank as agent for several independent clients into common shares of Spintek Gaming Technology.

The closing bid prices for the previous five days were:
24.04.1998         0,53125 $
27.04.1998         0,53125 $
28.04.1998         0,53125 $
29.04.1998         0,53125 $
30.04.1998         0,53125 $
Average:           0,53125 $                        = Conversion Price

The issuance date of the pr. shares was 0l Okt 96 and we should therefore get interest for 577 days, which is 31.616,44 $

RBB Bank clients should therefore get 1.000.690 common shares,

Please deliver them to
Bank of New York, One Wall Street, 5th Floor
New York, NY 10286
Attn.:Free Receive Department
For RBB Bank, acc, no, 297 652

Yours sincerely,

 /s/ HERBERT STRAUSS

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                        NOTICE OF CONVERSION

           (To be Executed by the Registered Holder in order to Convert Shares of Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert $________ U.S. in principal amount of Convertible Debentures ("Convertible Debentures:"), represented by Debenture No(s). ___ (the "Convertible Debenture Certificate(s)") or 500 shares of Exchange Preferred Stock (the "Preferred Stock"), represented by Certificate No(s). 4 into shares of common stock (the "Common Stock") of Spintek Gaming Technologies, Inc. (the "Company") according to the conditions of the Convertible Debentures or Preferred Stock, as the case may be, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned represents that it and each person or entity on whose behalf it holds Convertible Debentures or Preferred Stock, as the case may be, to be converted into Common Stock (each an "Investor"): (i) is familiar with and understands the terms, conditions and requirements contained in Regulation
S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Debenture or Preferred Stock for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person; (iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) has not had a "short" position in the Company's securities at any time since the purchase of the Convertible Debentures or Preferred Stock (including any short position or any long position or any contract or arrangement that had the effect of eliminating or substantially diminishing the risk of ownership of the Convertible Debentures or Preferred Stock) nor has it engaged in any hedging transaction with respect to the Convertible Debentures or Preferred Stock or the Common Stock; (vi) has no prior understanding with respect to the sale of the Common Stock to any third party; (vii) has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Convertible Debentures or Preferred Stock ; purchased the Convertible Debentures or Preferred Stock with investment intent, is purchasing the Common Stock with investment intent and presently has no intent to sell, dispose or otherwise transfer the Common Stock; (ix) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (x) received the offer to purchase the Convertible Debentures or Preferred Stock outside the United States and, at the time the Subscription Agreement pursuant to which the Convertible Debentures or Preferred Stock was purchased, and, upon execution of this Notice of Conversion, is outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs
(i) - (x) of this Notice.

Conversion Formula:			              30.04.1998
 Date of Conversion

	See coverpage 			               0 .53125$
 Applicable Conversion Price

/s/ HERBERT STRAUSS
 Signature
Herbert Strauss, Head Trader
 Name

                                Address: Please send shares to:
                                Bank of New York, One Wall Street, 5th Floor
                                New York, NY 10286
                                Attn.:Free Receive Department
                                For RBB Bank, acc, no, 297 652
* No shares of Common Stock will be issued until the original Preferred Stock Certificate(s), as the case may be, to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer Agent. The original Convertible Debenture Certificate(s) or Preferred Stock Certificate(s) to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the third business day following the Date of Conversion, or such Notice of Conversion shall become null and void in the discretion of the Company.

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